Exhibit 99.3

UNAUDITED PRO FORMA FINANCIAL INFORMATION

On September 4, 2013, Gastar Exploration USA, Inc. (“Gastar USA”), a subsidiary of Gastar Exploration Ltd. (the “Company”), entered into a Purchase and Sale Agreement, dated September 4, 2013, by and among Lime Rock Resources II-A, L.P. and Lime Rock Resources II-C, L.P, (together, the “Lime Rock Parties”) and Gastar USA (the “WEHLU Purchase Agreement”). Pursuant to the WEHLU Purchase Agreement, Gastar USA will acquire a 98.3% working interest (80.5% net revenue interest) in 24,000 net acres of the West Edmond Hunton Lime Unit (“WEHLU”) located in Kingfisher, Logan and Oklahoma Counties, Oklahoma, for a cash purchase price of $187.5 million, subject to, among other customary adjustments, adjustment for an acquisition effective date of August 1, 2013 (the “WEHLU Acquisition”).

The closing of the WEHLU Acquisition is subject to satisfaction of customary closing conditions and delivery of the total acquisition purchase price. The transaction is expected to be funded from a combination of net proceeds from the issuance of 10.75% perpetual preferred stock by Gastar USA, cash on hand, borrowings under Gastar USA’s senior revolving credit facility or from a possible offering of senior notes. This pro forma information was prepared assuming that the purchase price for the pending WEHLU Acquisition will be funded from pro forma cash on hand and net proceeds from the issuance of perpetual preferred stock by Gastar USA, which the Company and Gastar USA have assumed will be at a dividend rate of 10.75% and issued in the aggregate stated value of $100.0 million for purposes of the following unaudited pro forma financial information. The actual sources of funding of the purchase price and amounts from various sources may differ.

Gastar USA currently anticipates the transaction will close in late November 2013. There is no assurance, however, that the WEHLU Acquisition will be completed or that expected benefits of the pending acquisition will be realized. The WEHLU Purchase Agreement may be terminated by either party if the closing has not occurred on or before December 31, 2013.

On October 2, 2013, Gastar Exploration Texas, LP (“Gastar Texas”) and Gastar Exploration USA, Inc. (“Gastar USA”), subsidiaries of Gastar Exploration Ltd. (the “Company” or “Gastar LTD” ), sold to Cubic Energy, Inc. (“Cubic Energy”) approximately 31,800 gross (16,300 net) acres of leasehold interests in the Hilltop area of East Texas in Leon and Robertson Counties, Texas, including production from interests in producing wells, for an adjusted cash purchase price of approximately $43.9 million (the “East Texas Divestiture”).

On June 7, 2013, Gastar USA purchased from Chesapeake Exploration, L.L.C. and Larchmont Resources, L.L.C. approximately 157,000 net acres of Mid-Continent oil and gas leasehold interests, including production from interests in 176 net producing locations in Oklahoma, for approximately $69.4 million (the “Chesapeake Acquisition”). The Chesapeake Acquisition had an effective date of October 1, 2012. In connection with the Chesapeake Acquisition, the Company, Gastar Texas and Gastar Exploration Texas, LLC entered into a Settlement Agreement with Chesapeake Energy Corporation, L.L.C. and Chesapeake Energy Corporation and its affiliates (together, “Chesapeake”). In order to effect a mutual full and unconditional release and settlement of all claims made in a lawsuit filed by Chesapeake, Gastar USA agreed to pay Chesapeake approximately $10.8 million in cash, approximately $9.8 million of which to repurchase 6,781,768 outstanding common shares of the Company’s common stock held by Chesapeake (the “Chesapeake Share Repurchase”). The Chesapeake Share Repurchase was also completed on June 7, 2013. Subsequent to the closing of the Chesapeake Acquisition, on July 1, 2013, Gastar USA’s partner in an original area of mutual interest (“AMI”) in Oklahoma elected to exercise its rights within the AMI and acquired approximately 12,820 net acres and 50% of the interest acquired in 62 producing wells (effective October 1, 2012) previously acquired by Gastar USA as part of the Chesapeake Acquisition for a cash purchase price of $12.1 million (the “AMI Election”). Collectively, these transactions are referred to as the “Hunton Transactions.”

On May 15, 2013, Gastar USA issued $200 million aggregate principal amount of its 8 5/8% Senior Secured Notes due 2018 under an indenture by and among Gastar USA, the Guarantors named therein, and Wells Fargo Bank, National Association, as Trustee and Collateral Agent (the “Notes Offering”). The net proceeds from the offering were used to (i) finance the Chesapeake Acquisition and the Chesapeake Share Repurchase and to settle litigation with Chesapeake, (ii) repay in full borrowings under the prior revolving credit facility and (iii) for general corporate purposes.

On August 6, 2013, (i) Newfield Exploration Mid-Continent Inc. (“Newfield”) acquired approximately 76,000 net acres of undeveloped oil and gas leasehold interests in Kingfisher and Canadian Counties, Oklahoma from Gastar USA, for an adjusted cash purchase price of approximately $54.1 million and (ii) Gastar USA acquired approximately 1,850 net acres of Oklahoma undeveloped oil and gas leasehold interests from Newfield (the “Gastar Acquired Acreage”) through a downward adjustment to the purchase price (collectively, the “Newfield Divestiture”). The Newfield Divestiture had an effective date of May 1, 2013.

The following unaudited pro forma financial information is derived from the historical financial statements of the Company and Gastar USA and the audited statements of revenues less direct operating expenses of the assets acquired in the Chesapeake Acquisition and the assets to be acquired in the WHELU Acquisition, and reflect the impact of the WEHLU Acquisition, East Texas Divestiture, the Hunton Transactions and the Newfield Divestiture. The Unaudited Pro Forma Combined Balance Sheet of the Company as of June 30, 2013 and the Unaudited Pro Forma Combined Balance Sheet of Gastar USA as of June 30, 2013 have been prepared assuming the WEHLU Acquisition, East Texas Divestiture, the AMI Election and the Newfield Divestiture were consummated on June 30, 2013. The impact of the Hunton Transactions, except the AMI Election, are already reflected in the historical balance sheets of the Company and Gastar USA at June 30, 2013. The Unaudited Pro Forma Combined Statements of Operations of the Company and Gastar USA for the year ended December 31, 2012 and for the six month period ended June 30, 2013 have been prepared assuming the WEHLU Acquisition, East Texas Divestiture and the Hunton Transactions were consummated on January 1, 2012. The Newfield Divestiture is a disposition of undeveloped oil and gas leasehold interests and is accounted for as an adjustment of capitalized costs, with no gain recognized as such adjustment would not significantly alter the relationship between capitalized costs and proved reserves of oil and gas attributable to the Company’s or Gastar USA’s full cost pool. Therefore, the Newfield Divestiture has no impact on the statement of operations. The probable WEHLU Acquisition is assumed to be financed through the issuance of $100.0 million of a new series of perpetual preferred stock issued by Gastar USA and the utilization of a portion of pro forma cash on hand. The new issue of perpetual preferred stock is assumed to have a dividend rate of 10.75%.

These unaudited pro forma combined financial statements should be read in conjunction with the notes hereto and the consolidated financial statements and notes thereto included in the Annual Report on Form 10-K for the year ended December 31, 2012, as amended, and the Quarterly Report on Form 10-Q for the three and six months ended June 30, 2013, as well as the Statement of Revenues and Direct Operating Expenses of the Chesapeake Acquisition Properties filed as exhibit 99.1 to the Current Report on Form 8-K/A dated June 27, 2013, as amended by the Current Reports on Form 8-K/A dated October 25, 2013, and the Statement of Revenues and Direct Operating Expenses of the WEHLU Acquisition Properties filed as exhibit 99.1 to this Current Report on Form 8-K, each as jointly filed by the Company and Gastar USA.

The unaudited pro forma financial information is not indicative of the financial position or results of operations of the Company or Gastar USA which would have actually occurred if the transaction had occurred at the dates presented or which may be obtained in the future. In addition, future results may vary significantly from the results reflected in such statements due to normal oil and natural gas production declines, reductions in prices paid for oil or natural gas, future acquisitions or dispositions and other factors.

GASTAR EXPLORATION LTD.

UNAUDITED PRO FORMA COMBINED BALANCE SHEET

AS OF JUNE 30, 2013

		Pro Forma Adjustments
	Gastar LTD Historical	AMI Election		Newfield Divestiture		East Texas Divestiture		WEHLU Acquisition		Pro Forma
	(in thousands, except share data)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$10,799	$12,123	(a)	$54,052	(a)	$41,589	(a)	$(93,000	)(p)	$25,563
Accounts receivable, net of allowance for doubtful accounts of $540	10,344	—		—		—		—		10,344
Commodity derivative contracts	2,835	—		—		—		—		2,835
Prepaid expenses	838	—		—		—		—		838

Total current assets	24,816	12,123		54,052		41,589		(93,000)		39,580

PROPERTY, PLANT AND EQUIPMENT:
Natural gas and oil properties, full cost method of accounting:
Unproved properties, excluded from amortization	152,665	(7,100	)(b)	(54,052	)(b)	—		13,025	(q)	104,538
Proved properties	762,747	(5,023	)(b)	—		(48,233	)(b)	175,282	(q)	884,773

Total natural gas and oil properties	915,412	(12,123)		(54,052)		(48,233)		188,307		989,311
Furniture and equipment	2,076			—		—		—		2,076

Total property, plant and equipment	917,488	(12,123)		(54,052)		(48,233)		188,307		991,387
Accumulated depreciation, depletion and amortization	(497,720)			—		—		—		(497,720)

Total property, plant and equipment, net	419,768	(12,123)		(54,052)		(48,233)		188,307		493,667
OTHER ASSETS:
Commodity derivative contracts	1,753	—		—		—		—		1,753
Deferred charges, net	2,170	—		—		—		—		2,170
Advances to operators and other assets	1,701	—		—		—		—		1,701

Total other assets	5,624	—		—		—		—		5,624

TOTAL ASSETS	$450,208	$—		$—		$(6,644)		$95,307		$538,871

LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$25,413	$—		$—		$—		$—		$25,413
Revenue payable	13,742	—		—		—		—		13,742
Accrued interest	2,173	—		—		—		—		2,173
Accrued drilling and operating costs	3,637	—		—		—		—		3,637
Advances from non-operators	30,414	—		—		—		—		30,414
Commodity derivative contracts	253	—		—		—		—		253
Asset retirement obligation	358	—		—		—		—		358
Other accrued liabilities	5,211	—		—		(2,300	)(c)	—		2,911

Total current liabilities	81,201	—		—		(2,300)		—		78,901

LONG-TERM LIABILITIES:
Long-term debt	194,609	—		—		—		—		194,609
Asset retirement obligation	8,235	—		—		(4,344	)(d)	807	(r)	4,698
Other accrued liabilities	274	—		—		—		—		274

Total long-term liabilities	203,118	—		—		(4,344)		807		199,581

Commitments and contingencies
SHAREHOLDERS’ EQUITY:
Common stock, no par value; unlimited shares authorized; 61,593,024 shares issued and outstanding at June 30, 2013	306,593	—		—		—		—		306,593
Additional paid-in capital	30,059	—		—		—		—		30,059
Accumulated deficit	(247,537)	—		—		—		—		(247,537)

Total shareholders’ equity	89,115	—		—		—		—		89,115

Non-controlling interest:
Preferred stock of subsidiary, aggregate liquidation preference $98,954 at June 30, 2013	76,774	—		—		—		94,500	(s)	171,274

Total equity	165,889	—		—		—		94,500		260,389

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$450,208	$—		$—		$(6,644)		$95,307		$538,871

See accompanying notes to unaudited pro forma combined financial statements.

GASTAR EXPLORATION LTD.

UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2013

		Pro Forma Adjustments
	Gastar LTD Historical	Hunton Transactions (1)		East Texas Divestiture		WEHLU Acquisition		Pro Forma
	(in thousands, except share data)
REVENUES:
Natural gas	$23,277	$1,940	(e)	$(5,345	)(j)	$1,650	(t)	$21,522
Condensate and oil	14,143	2,260	(e)	(700	)(j)	17,920	(t)	33,623
NGLs	6,922	207	(e)	—		2,584	(t)	9,713

Total natural gas, oil and NGLs revenues	44,342	4,407		(6,045)		22,154		64,858
Unrealized hedge loss	(2,152)	—		—		—		(2,152)

Total revenues	42,190	4,407		(6,045)		22,154		62,706
EXPENSES:
Production taxes	1,793	227	(f)	(8	)(k)	1,034	(u)	3,046
Lease operating expenses	4,006	1,255	(f)	(1,738	)(k)	3,687	(u)	7,210
Transportation, treating and gathering	2,288	56	(f)	(1,867	)(k)	—		477
Depreciation, depletion and amortization	12,961	814	(g)	(2,825	)(l)	9,961	(v)	20,911
Accretion of asset retirement obligation	216	61	(h)	(105	)(m)	42	(w)	214
General and administrative expense	7,966	—		—		—		7,966
Litigation settlement expense	1,000	—		—		—		1,000

Total expenses	30,230	2,413		(6,543)		14,724		40,824

INCOME FROM OPERATIONS	11,960	1,994		498		7,430		21,882
OTHER INCOME (EXPENSE):
Gain on acquisition of assets at fair value	43,712	—		—		—		43,712
Interest expense	(4,154)	(4,401	)(i)	—		346	(x)	(8,209)
Investment income and other	8	—		—		—		8
Foreign transaction loss	(12)	—		—		—		(12)

INCOME BEFORE PROVISION FOR INCOME TAXES	51,514	(2,407)		498		7,776		57,381
Provision for income taxes	—	—		—		—		—

NET INCOME	51,514	(2,407)		498		7,776		57,381
Dividend on preferred stock attributable to non-controlling interest	(4,264)	—		—		(5,375	)(y)	(9,639)

NET INCOME ATTRIBUTABLE TO GASTAR EXPLORATION LTD.	$47,250	$(2,407)		$498		$2,401		$47,742

NET INCOME PER COMMON SHARE ATTRIBUTABLE TO GASTAR EXPLORATION LTD. COMMON SHAREHOLDERS:
Basic	$0.75							$0.83

Diluted	$0.74							$0.82

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	63,089,987	(5,882,528	)(o)	—				57,207,459
Diluted	63,699,525	(5,882,528	)(o)	—				57,816,997

(1)	The pro forma adjustments to the statement of operations for the Hunton Transaction include five months and one week of revenues and direct operating expenses related to the Chesapeake Acquisition net of the interest acquired by the joint venture partner in the AMI Election. Three weeks of Chesapeake Acquisition revenues have been recorded in the historical results of the Company at June 30, 2013.

See accompanying notes to unaudited pro forma combined financial statements.

GASTAR EXPLORATION LTD.

UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2012

		Pro Forma Adjustments
	Gastar LTD Historical	Hunton Transactions		East Texas Divestiture		WEHLU Acquisition		Pro Forma
	(in thousands, except share data)
REVENUES:
Natural gas	$33,829	$4,179	(e)	$(10,101	)(j)	$2,317	(t)	$30,224
Condensate and oil	12,377	7,080	(e)	(1,452	)(j)	29,029	(t)	47,034
NGLs	9,300	681	(e)	—		4,534	(t)	14,515

Total natural gas, oil and NGLs revenues	55,506	11,940		(11,553)		35,880		91,773
Unrealized hedge loss	(5,566)	—		—		—		(5,566)

Total revenues	49,940	11,940		(11,553)		35,880		86,207
EXPENSES:
Production taxes	2,269	555	(f)	(84	)(k)	1,609	(u)	4,349
Lease operating expenses	6,174	3,175	(f)	(3,624	)(k)	6,043	(u)	11,768
Transportation, treating and gathering	4,965	121	(f)	(3,746	)(k)	—		1,340
Depreciation, depletion and amortization	25,424	3,389	(g)	(9,360	)(l)	17,836	(v)	37,289
Impairment of natural gas and oil properties	150,787	—		—		—		150,787
Accretion of asset retirement obligation	388	160	(h)	(215	)(m)	79	(w)	412
General and administrative expense	12,211	—		—		—		12,211
Litigation settlement expense	1,250	—		—		—		1,250

Total expenses	203,468	7,400		(17,029)		25,567		219,406

LOSS FROM OPERATIONS	(153,528)	4,540		5,476		10,313		(133,199)
OTHER INCOME (EXPENSE):
Gain on acquisition of assets at fair value		—
Interest expense	(270)	(12,516	)(i)	(1,396	)(n)	254	(x)	(13,928)
Investment income and other	9	—		—		—		9
Foreign transaction loss	(2)	—		—		—		(2)

LOSS BEFORE PROVISION FOR INCOME TAXES	(153,791)	(7,976)		4,080		10,567		(147,120)
Provision for income taxes	—	—		—		—		—

NET LOSS	(153,791)	(7,976)		4,080		10,567		(147,120)
Dividend on preferred stock attributable to non-controlling interest	(7,077)	—		—		(10,750	)(y)	(17,827)

NET LOSS ATTRIBUTABLE TO GASTAR EXPLORATION LTD.	$(160,868)	$(7,976)		$4,080		$(183)		$(164,947)

NET LOSS PER COMMON SHARE ATTRIBUTABLE TO GASTAR EXPLORATION LTD. COMMON SHAREHOLDERS:
Basic	$(2.53)							$(2.91)

Diluted	$(2.53)							$(2.91)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	63,538,362	(6,781,768	)(o)	—		—		56,756,594
Diluted	63,538,362	(6,781,768	)(o)	—		—		56,756,594

See accompanying notes to unaudited pro forma combined financial statements.

GASTAR EXPLORATION USA, INC.

UNAUDITED PRO FORMA COMBINED BALANCE SHEET

AS OF JUNE 30, 2013

		Pro Forma Adjustments
	Gastar USA Historical	AMI Election		Newfield Divestiture		East Texas Divestiture		WEHLU Acquisition		Pro Forma
	(in thousands, except share data)
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$10,760	$12,123	(a)	$54,052	(a)	$41,589	(a)	$(93,000	)(p)	$25,524
Accounts receivable, net of allowance for doubtful accounts of $540	10,344	—		—		—		—		10,344
Commodity derivative contracts	2,835	—		—		—		—		2,835
Prepaid expenses	746	—		—		—		—		746

Total current assets	24,685	12,123		54,052		41,589		(93,000)		39,449

PROPERTY, PLANT AND EQUIPMENT:
Natural gas and oil properties, full cost method of accounting:
Unproved properties, excluded from amortization	152,665	(7,100	)(b)	(54,052	)(b)	—		13,025	(q)	104,538
Proved properties	762,739	(5,023	)(b)	—		(48,233	)(b)	175,282	(q)	884,765

Total natural gas and oil properties	915,404	(12,123)		(54,052)		(48,233)		188,307		989,303
Furniture and equipment	2,076	—		—		—		—		2,076

Total property, plant and equipment	917,480	(12,123)		(54,052)		(48,233)		188,307		991,379
Accumulated depreciation, depletion and amortization	(497,713)	—		—		—		—		(497,713)

Total property, plant and equipment, net	419,767	(12,123)		(54,052)		(48,233)		188,307		493,666
OTHER ASSETS:
Commodity derivative contracts	1,753	—		—		—		—		1,753
Deferred charges, net	2,170	—		—		—		—		2,170
Advances to operators and other assets	1,701	—		—		—		—		1,701

Total other assets	5,624	—		—		—		—		5,624

TOTAL ASSETS	$450,076	$—		$—		$(6,644)		$95,307		$538,739

LIABILITIES AND SHAREHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$25,413	$—		$—		$—		$—		$25,413
Revenue payable	13,742	—		—		—		—		13,742
Accrued interest	2,173	—		—		—		—		2,173
Accrued drilling and operating costs	3,637	—		—		—		—		3,637
Advances from non-operators	30,414	—		—		—		—		30,414
Commodity derivative contracts	253	—		—		—		—		253
Asset retirement obligation	358	—		—		—		—		358
Other accrued liabilities	5,088	—		—		(2,300	)(c)	—		2,788

Total current liabilities	81,078	—		—		(2,300)		—		78,778

LONG-TERM LIABILITIES:
Long-term debt	194,609	—		—		—		—		194,609
Asset retirement obligation	8,228	—		—		(4,344	)(d)	807	(r)	4,691
Due to parent	34,473	—		—		—		—		34,473
Other accrued liabilities	274	—		—		—		—		274

Total long-term liabilities	237,584	—		—		(4,344)		807		234,047

Commitments and contingencies
SHAREHOLDERS’ EQUITY:
Preferred stock, $0.01 par value; 10,000,000 shares authorized; 3,958,160 shares issued and outstanding at June 30, 2013	40	—		—		—		40	(s)	80
Common stock, no par value; 1,000 shares authorized; 750 shares issued and outstanding	225,431	—		—		—		—		225,431
Additional paid-in capital	76,734	—		—		—		94,460	(s)	171,194
Accumulated deficit	(170,791)	—		—		—		—		(170,791)

Total shareholders’ equity	131,414	—		—		—		94,500		225,914

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$450,076	$—		$—		$(6,644)		$95,307		$538,739

See accompanying notes to unaudited pro forma combined financial statements.

GASTAR EXPLORATION USA, INC.

UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2013

		Pro Forma Adjustments
	Gastar USA Historical	Hunton Transactions (1)		East Texas Divestiture		WEHLU Acquisition		Pro Forma
	(in thousands)
REVENUES:
Natural gas	$23,277	$1,940	(e)	$(5,345	)(j)	$1,650	(t)	$21,522
Condensate and oil	14,143	2,260	(e)	(700	)(j)	17,920	(t)	33,623
NGLs	6,922	207	(e)	—		2,584	(t)	9,713

Total natural gas, oil and NGLs revenues	44,342	4,407		(6,045)		22,154		64,858
Unrealized hedge loss	(2,152)	—		—		—		(2,152)

Total revenues	42,190	4,407		(6,045)		22,154		62,706
EXPENSES:
Production taxes	1,793	227	(f)	(8	)(k)	1,034	(u)	3,046
Lease operating expenses	4,006	1,255	(f)	(1,738	)(k)	3,687	(u)	7,210
Transportation, treating and gathering	2,288	56	(f)	(1,867	)(k)	—		477
Depreciation, depletion and amortization	12,961	814	(g)	(2,825	)(l)	9,961	(v)	20,911
Accretion of asset retirement obligation	216	61	(h)	(105	)(m)	42	(w)	214
General and administrative expense	7,397	—		—		—		7,397
Litigation settlement expense	1,000	—		—		—		1,000

Total expenses	29,661	2,413		(6,543)		14,724		40,255

INCOME FROM OPERATIONS	12,529	1,994		498		7,430		22,451
OTHER INCOME (EXPENSE):
Gain on acquisition of assets at fair value	43,712	—		—		—		43,712
Interest expense	(4,154)	(4,401	)(i)	—		346	(x)	(8,209)
Investment income and other	2	—		—		—		2
Foreign transaction loss	(8)	—		—		—		(8)

INCOME BEFORE PROVISION FOR INCOME TAXES	52,081	(2,407)		498		7,776		57,948
Provision for income taxes	—	—		—		—		—

NET INCOME	52,081	(2,407)		498		7,776		57,948
Dividend on preferred stock attributable to non-controlling interest	(4,264)	—		—		(5,375	)(y)	(9,639)

NET INCOME ATTRIBUTABLE TO COMMON STOCKHOLDER	$47,817	$(2,407)		$498		$2,401		$48,309

(1)	The pro forma adjustments to the statement of operations for the Hunton Transaction include five months and one week of revenues and direct operating expenses related to the Chesapeake Acquisition net of the interest acquired by the joint venture partner in the AMI Election. Three weeks of Chesapeake Acquisition revenues have been recorded in the historical results of the Company at June 30, 2013.

See accompanying notes to unaudited pro forma combined financial statements.

GASTAR EXPLORATION USA, INC.

UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2012

		Pro Forma Adjustments
	Gastar USA Historical	Hunton Transactions		East Texas Divestiture		WEHLU Acquisition		Pro Forma
	(in thousands)
REVENUES:
Natural gas	$33,829	$4,179	(e)	$(10,101	)(j)	$2,317	(t)	$30,224
Condensate and oil	12,377	7,080	(e)	(1,452	)(j)	29,029	(t)	47,034
NGLs	9,300	681	(e)	—		4,534	(t)	14,515

Total natural gas, oil and NGLs revenues	55,506	11,940		(11,553)		35,880		91,773
Unrealized hedge loss	(5,566)	—		—		—		(5,566)

Total revenues	49,940	11,940		(11,553)		35,880		86,207
EXPENSES:
Production taxes	2,269	555	(f)	(84	)(k)	1,609	(u)	4,349
Lease operating expenses	6,174	3,175	(f)	(3,624	)(k)	6,043	(u)	11,768
Transportation, treating and gathering	4,965	121	(f)	(3,746	)(k)	—		1,340
Depreciation, depletion and amortization	25,424	3,389	(g)	(9,360	)(l)	17,836	(v)	37,289
Impairment of natural gas and oil properties	150,787	—		—		—		150,787
Accretion of asset retirement obligation	388	160	(h)	(215	)(m)	79	(w)	412
General and administrative expense	10,732	—		—		—		10,732
Litigation settlement expense	1,250	—		—		—		1,250

Total expenses	201,989	7,400		(17,029)		25,567		217,927

LOSS FROM OPERATIONS	(152,049)	4,540		5,476		10,313		(131,720)
OTHER INCOME (EXPENSE):
Gain on acquisition of assets at fair value		—
Interest expense	(271)	(12,516	)(i)	(1,396	)(n)	254	(x)	(13,929)
Investment income and other	(4)	—		—		—		(4)
Foreign transaction gain	2	—		—		—		2

LOSS BEFORE PROVISION FOR INCOME TAXES	(152,322)	(7,976)		4,080		10,567		(145,651)
Provision for income taxes	—	—		—		—		—

NET LOSS	(152,322)	(7,976)		4,080		10,567		(145,651)
Dividend on preferred stock attributable to non-controlling interest	(7,077)	—		—		(10,750	)(y)	(17,827)

NET LOSS ATTRIBUTABLE TO COMMON STOCKHOLDER	$(159,399)	$(7,976)		$4,080		$(183)		$(163,478)

See accompanying notes to unaudited pro forma combined financial statements.

1.	Pro Forma Adjustments

(a)	To record the net cash proceeds received for the AMI Election, the Newfield Divestiture and the East Texas Divestiture. The Newfield Divestiture cash proceeds are net of customary closing adjustments and expenses of approximately $6.0 million. The East Texas Divestiture cash proceeds are net of approximately $3.4 million of customary closing adjustments and $2.3 million of deposit received prior to June 30, 2013.
(b)	To record the reduction in property, plant and equipment for the net sales proceeds for the AMI Election, the Newfield Divestiture and the East Texas Divestiture and to reduce the property, plant and equipment balance for the related asset retirement obligation costs at June 30, 2013 for the East Texas Divestiture.
(c)	To record the application of the $2.3 million deposit previously received for the East Texas Divestiture prior to June 30, 2013.
(d)	To record the reduction in the asset retirement obligation liability at June 30, 2013 for the East Texas Divestiture.
(e)	To record natural gas, condensate and oil and NGLs sales revenues for the Hunton Transaction for the six months ended June 30, 2013 and for the year ended December 31, 2012.
(f)	To record direct operating expenses for the Hunton Transaction for the six months ended June 30, 2013 and for the year ended December 31, 2012.
(g)	To record additional depreciation, depletion and amortization (“DD&A”) expense for the Hunton Transaction for the six months ended June 30, 2013 and for the year ended December 31, 2012.
(h)	To record additional accretion expense for the Hunton Transaction for the six months ended June 30, 2013 and for the year ended December 31, 2012.
(i)	To record additional interest expense related to the issuance of $200.0 million of senior secured notes at an interest rate of 8.625% issued in part to fund the Chesapeake Acquisition and Chesapeake Share Repurchase, net of (i) interest expensed on any borrowings under the prior revolving credit facility and (ii) additional interest capitalized on unproved properties.
(j)	To record the reduction in natural gas, condensate and oil sales revenues for the East Texas Divestiture for the six months ended June 30, 2013 and for the year ended December 31, 2012.
(k)	To record the reduction in direct operating expenses for the East Texas Divestiture for the six months ended June 30, 2013 and for the year ended December 31, 2012.
(l)	To record the reduction in DD&A expense for the East Texas Divestiture for the six months ended June 30, 2013 and for the year ended December 31, 2012.
(m)	To record the reduction in accretion expense on the asset retirement obligation for the East Texas Divestiture for the six months ended June 30, 2013 and for the year ended December 31, 2012.
(n)	To record interest expense, rather than capitalized interest, related to the East Texas unproven property for the year ended December 31, 2012 had the East Texas Divestiture occurred on January 1, 2012.
(o)	To reflect the incremental impact of the Chesapeake Settlement and Share Repurchase on the weighted average shares outstanding for the six months ended June 30, 2013 and for the year ended December 31, 2012.
(p)	To record the net decrease in cash after the receipts from the assumed perpetual preferred share offering and payment of $187.5 million for the probable WEHLU Acquisition.
(q)	To record additional plant, property and equipment acquired and additional asset retirement obligation (full cost method) as of June 30, 2013 for the WEHLU Acquisition.
(r)	To record additional asset retirement obligation liability for the WEHLU Acquisition properties at June 30, 2013.
(s)	To record the assumed issuance of $100.0 million of 10.75% perpetual preferred stock net of issuance costs of $5.5 million issued to fund the probable WEHLU Acquisition. The actual source of funding may differ and include, in addition to or in place of net proceeds from a perpetual preferred stock issuance and cash on hand, borrowings under the senior revolving credit facility and net proceeds from a possible offering of senior notes.
(t)	To record natural gas, condensate and oil and NGLs sales revenues for the WEHLU Acquisition for the six months ended June 30, 2013 and for the year ended December 31, 2012.
(u)	To record direct operating expenses for the WEHLU Acquisition for the six months ended June 30, 2013 and for the year ended December 31, 2012.
(v)	To record additional DD&A expense for the WEHLU Acquisition for the six months ended June 30, 2013 and for the year ended December 31, 2012.
(w)	To record additional accretion expense on the asset retirement obligation for the WEHLU Acquisition for the six months ended June 30, 2013 and for the year ended December 31, 2012.
(x)	To record additional capitalized interest for the WEHLU Acquisition for the six months ended June 30, 2013 and for the year ended December 31, 2012.
(y)

To record additional dividend expense on the assumed issuance of $100.0 million of 10.75% perpetual preferred stock net of issuance costs of $5.5 million issued to fund the probable WEHLU Acquisition for the six months ended June 30, 2013 and for the year ended December 31, 2012. The actual source of funding may differ and include, in addition to net proceeds from a perpetual preferred stock issuance and cash on hand, borrowings under the senior revolving credit facility and net proceeds from a possible offering of senior notes. For every $10.0 million change in stated value of 10.75% perpetual preferred stock issued, pro forma net income or loss attributable to common stockholder will be increased or decreased, respectively, by $1.1 million (or $0.02 per weighted average Gastar LTD common share outstanding) for the twelve months ended December 31, 2012 and by $0.5 million (or $0.01 per weighted average Gastar LTD common share outstanding) for the six months ended June 30, 2013. A 0.125% per annum increase or decrease in the assumed dividend rate on every $10.0 million in stated value of perpetual preferred stock issued would result in an increase or decrease of pro forma dividend expense and an increase or decrease, respectively, in net loss or income attributable to common stockholder by $12,500 for the twelve months ended December 31, 2012 and by $6,300 for the six months ended June 30, 2013, which has no impact on Gastar LTD pro forma earnings per share. In the event Gastar USA issues senior notes to finance a portion of the WEHLU Acquisition price at an assumed 8.625% per annum rate, for every $10.0 million in principal amount of senior notes issued, pro forma interest expense will be increased and pro forma net loss or income attributable to common stockholder will be increased or decreased, respectively, by $863,000 (or $0.02 per weighted average Gastar LTD common share outstanding) for the twelve months ended December 31, 2012 and by $431,000 (or $0.01 per weighted average Gastar LTD common share outstanding) for the six months ended June 30, 2013. A 0.125% per annum increase or decrease in the assumed interest rate on such $10.0 million principal amount of additional senior notes issued would result in an increase or decrease of pro forma interest expense and an increase or decrease, respectively, in net loss or income attributable to common stockholder by $12,500 for the twelve months ended December 31, 2012 and by $6,300 for the six months ended June 30, 2013, which has no impact on Gastar LTD pro forma earnings per share. In the event Gastar USA utilizes borrowings under the senior revolving credit facility to finance a portion of the WEHLU Acquisition price at an assumed currently applicable maximum 3.25% per annum rate, for every $10.0 million in such borrowings, pro forma interest expense will be increased and pro forma net loss or income attributable to common stockholder will be increased or decreased, respectively, by $325,000 (or $0.01 per weighted average Gastar LTD common share outstanding) for the twelve months ended December 31, 2012 and by $163,000 (or $0.00 per weighted average Gastar LTD common share outstanding) for the six months ended June 30, 2013. A 0.125% per annum increase or decrease in the assumed interest rate on such $10.0 million borrowings under the senior revolving credit facility would result in an increase or decrease of pro forma interest expense and an increase or decrease, respectively, in net loss or income attributable to common stockholder by $12,500 for the twelve months ended December 31, 2012 and by $6,300 for the six months ended June 30, 2013, which has no impact on Gastar LTD pro forma earnings per share.